United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
September 30, 2023

CANNAE HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

1-38300
(Commission File Number)

Delaware	82-1273460
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
1701 Village Center Circle
Las Vegas, Nevada 89134
(Addresses of Principal Executive Offices)

(702) 323-7330
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Cannae Common Stock, $0.0001 par value	CNNE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.
On September 30, 2023, Cannae Holdings, Inc. (the "Company"), Cannae Holdings, LLC ("Cannae LLC") and Trasimene Capital Management, LLC (the "Manager") entered into a Second Amended and Restated Management Services Agreement (the "Amended MSA") which amends and restates the Management Services Agreement dated as of August 27, 2019, as amended on January 27, 2021 and further amended on August 4, 2021 (the "Original MSA"). The Amended MSA amends and restates the Original MSA primarily to (i) reduce the management fee from 1.5% to 1.25% for amounts greater than $2.5 billion of Cost of Invested Capital, (ii) reduce the base fee for terminating the agreement from the average annual management fee for the preceding 24-month period as of a termination date (approximately $40 million for the period ended September 30, 2023) to $20 million, except in the event the termination results from a third-party change of control in which case the base fee is $40 million, and (iii) require all transactions with affiliates of the Manager be reviewed by a new Related Person Transaction Committee of the Company's Board of Directors. The Amended MSA has an initial term of five years. The Amended MSA will be automatically renewed for one-year terms thereafter unless terminated by either the Company or the Manager in accordance with the terms of the Amended MSA.
The foregoing description of the Amended MSA is not complete and is subject to, and qualified in its entirety by, reference to the full text of the Amended MSA, which is filed as Exhibit 10.1, and incorporated herein by reference. Capitalized terms not defined herein are defined in the Amended MSA.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
10.1	Second Amended and Restated Management Services Agreement, dated as of September 30, 2023 by and among Cannae Holdings, Inc., Cannae Holdings, LLC and Trasimene Capital Management, LLC
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cannae Holdings, Inc.
Date:	October 4, 2023	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel and Corporate Secretary